Exhibit 10.1

EXECUTION VERSION

AMENDMENT NO. 7

TO

CREDIT AGREEMENT

This AMENDMENT NO. 7 to CREDIT AGREEMENT (this “Amendment”), dated as of November 1, 2016, is entered into by and among AAR CORP. (the “Borrower”), the financial institutions party hereto (the “Lenders”), BANK OF AMERICA, N.A., as Administrative Agent (the “Administrative Agent”), Wells Fargo Bank, N.A., as Syndication Agent and Citibank, N.A. and SunTrust Bank, as Co-Documentation Agents.  Each capitalized term used herein and not otherwise defined herein shall have the meaning given to it in the below-defined Credit Agreement.

WITNESSETH

WHEREAS, the Borrower, the Lenders and the Administrative Agent are parties to that certain Credit Agreement dated as of April 12, 2011 (as the same has been or may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”); and

WHEREAS, the Borrower wishes to amend the Credit Agreement in certain respects and the Lenders and the Administrative Agent are willing to amend the Credit Agreement on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Administrative Agent and the Lenders hereby agree as follows:

SECTION 1.                            Amendment to Credit Agreement.  Effective as of the date first above written (the “Amendment No. 7 Effective Date”), and subject to the satisfaction of the conditions to effectiveness set forth in Section 2 below, the Credit Agreement shall be and hereby is amended as follows:

(a)                                 In Section 1.01 of the Credit Agreement, the definitions of “Arranger”, “L/C Issuer” and “Maturity Date” are hereby amended, respectively, to read as follows:

“Arranger” means Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wells Fargo Securities, LLC, Citigroup Global Markets, Inc. and SunTrust Robinson Humphrey, Inc., each in its capacity as joint lead arranger.

“L/C Issuer” means Bank of America, Wells Fargo Bank, N.A., Citibank, N.A. or another Lender designated by the Borrower and approved by the Administrative Agent, in its capacity as issuer of Letters of Credit hereunder, or any successor issuer of Letters of Credit hereunder.

“Maturity Date” means November 1, 2021; provided, however, that if such date is not a Business Day, the Maturity Date shall be the next preceding Business Day.

(b)                                 Section 1.01 of the Credit Agreement is hereby further amended to add a new definition immediately following the definition of “Note” as follows:

“Notice of Committed Loan Prepayment” means a notice of prepayment with respect to a Committed Loan, which shall be in such form as may be approved by the Administrative Agent (including any form on an electronic platform or electronic transmission system as shall be approved by the Administrative Agent), appropriately completed and signed by a Responsible Officer.”

(c)                                  Section 2.02(a) of the Credit Agreement is hereby amended to delete the word “telephone” at the end of the first sentence and substitute therefor the following:

“(A) telephone or (B) a Committed Loan Notice; provided that any telephonic notice must be confirmed promptly by delivery to the Administrative Agent of a Committed Loan Notice.”

(d)                                 Section 2.05(b) of the Credit Agreement is hereby amended to delete the word “telephone” at the end of the first sentence and substitute therefor the following:

“(A) telephone or (B) a Swing Line Loan Notice; provided that any telephonic notice must be confirmed promptly by delivery to the Swing Line Lender and the Administrative Agent of a Swing Line Loan Notice.”

(e)                                  Section 2.06(a) of the Credit Agreement is hereby amended to delete the first reference to “notice” and substitute therefor, “delivery of a Notice of Committed Loan Prepayment.”

(f)                                   Section 4.02(a) of the Credit Agreement is hereby amended (i) to delete the words “subsections (a) and (b) of Section 5.05” and to substitute therefor the following:  “subsection (a) of Section 5.04”; and (ii) to insert immediately after the reference to “Article V” the following:

“(other than those contained in Section 5.04(b) and Section 5.05)”

(g)                                  Section 5.12 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“5.12                  Solvency; Etc.  On the Closing Date, and immediately prior to and after giving effect to the issuance of each Letter of Credit and each borrowing hereunder and the use of the proceeds thereof, with respect to the Borrower and the Restricted Subsidiaries, taken as a whole,

(a) the fair value of their assets is greater than the amount of their liabilities as such value and liabilities are established in accordance with GAAP, and (b) the present fair saleable value of their assets is not less than the amount that will be required to pay the probable liability on their debts as they become absolute and matured.”

(h)                                 Section 7.01(l) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(l)                               other secured Debt secured by any Lien permitted under clauses (k) or (l) of Section 7.02;”

(i)                                     Section 7.01 of the Credit Agreement is hereby further amended to delete the existing subsections (n) and (o) and add new subsections (n), (o) and (p) as follows:

“(n)                           other secured or unsecured Debt of the Borrower or any of its Restricted Subsidiaries in an aggregate unpaid principal amount not to exceed $30,000,000 at any time outstanding

(o)                                 other unsecured Debt incurred by the Borrower provided, that, immediately before and immediately after the incurrence of such Debt, no Event of Default or Default exists; and

(p)                                 other unsecured Debt incurred by any Restricted Subsidiary to Guarantee Debt incurred by the Borrower as permitted by Section 7.01(o) provided that such Subsidiary also contemporaneously Guarantees the Borrower’s Obligations under this Agreement pursuant to a Guaranty substantially identical to the Guaranty.”

(j)                                    Section 7.02(n) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(n)                           Liens securing Debt of the Borrower or any of its Restricted Subsidiaries that is permitted under Section 7.01(n).”

(k)                                 Section 7.07 of the Credit Agreement is hereby deleted in its entirety.

(l)                                     Section 10.17 is hereby amended to delete the language now contained therein and substitute therefor the following:

“The words “delivery,” “execute,” “execution,” “signed,” “signature,” and words of like import in any Loan Document or any other document executed in connection herewith shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Administrative Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the

Uniform Electronic Transactions Act; provided that notwithstanding anything contained herein to the contrary neither the Administrative Agent, the L/C Issuer nor any Lender is under any obligation to agree to accept electronic signatures in any form or in any format unless expressly agreed to by the Administrative Agent, the L/C Issuer or such Lender pursuant to procedures approved by it and provided further without limiting the foregoing, upon the request of any party, any electronic signature shall be promptly followed by such manually executed counterpart.”

(m)                             Schedule 2.01 is hereby amended by replacing the Schedule now attached to the Credit Agreement with Schedule 2.01 attached to this Amendment.

SECTION 2.                            Condition of Effectiveness.  This Amendment shall become effective and be deemed effective as of the date hereof, subject to the satisfaction of the conditions precedent that the Administrative Agent shall have received each of the following:

(a)                                 counterparts of this Amendment executed by the Borrower and the Lenders; and

(b)                                 a certificate of the Secretary or Assistant Secretary of the Borrower certifying as to the incumbency and specimen signature of each officer of the Borrower executing the Amendment; and

(c)                                  an in-house legal opinion from the Borrower, covering Borrower’s corporate power and authority, execution and delivery, legality, validity and binding effect and enforceability; and

(d)                                 payment of the fees prescribed in the fee letter dated September 15, 2016 between the Borrower and the Administrative Agent.

SECTION 3.                            Representations and Warranties of the Borrower. The Borrower hereby represents and warrants as follows:

(a)                                 The Credit Agreement, as amended by this Amendment constitutes the legal, valid and binding obligation of the Borrower and is enforceable against the Borrower in accordance with its terms, subject to bankruptcy, insolvency and similar laws affecting the enforceability of creditors’ rights generally and to general principles of equity; and

(b)                                 Upon the effectiveness of this Amendment, the Borrower hereby (i) represents that no Event of Default or Default exists under the terms of the Credit Agreement, and (ii) represents that the representations and warranties contained in the Credit Agreement (other than the representations and warranties set forth in Section 5.04(b) and 5.05 of the Credit Agreement) are true and correct on and as of the date hereof with the same effect as if made on and as of the date hereof except to the extent that such representations and warranties expressly relate to an earlier date and in such case as of such date.  The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power, or remedy of the Lenders or the Administrative Agent under the Credit Agreement or any related document, instrument or agreement. The Administrative Agent and the Lenders expressly reserve all of their rights and remedies, including the right to institute enforcement actions in consequence of any existing Events of Default or Default not waived hereunder or otherwise at any time without further notice, under the Credit Agreement, all other documents, instruments and agreements executed in connection therewith, and applicable law.

SECTION 4.                            Effect on the Credit Agreement.

(a)                                 Upon the effectiveness of this Amendment, on and after the date hereof, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import shall mean and be a reference to the Credit Agreement, as amended and modified hereby.

(b)                                 Except as specifically amended and modified above, the Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect, and are hereby ratified and confirmed.

(c)                                  The execution, delivery and effectiveness of this Amendment shall neither, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders or the Administrative Agent, nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.

SECTION 5.                            Departing Lender.  Citizens Bank, National Association (the “Departing Lender”) has agreed that it shall no longer be a Lender under the Credit Agreement as of the date hereof.  The Departing Lender shall not have a Commitment on and after the date hereof and shall cease to be a party to the Credit Agreement as of the date hereof, and shall have no rights, duties or obligations thereunder.  All amounts owing to the Departing Lender under the Loan Documents shall be paid by the Borrower as of the date hereof.  The consent of the Departing Lender is not required to give effect to the changes contemplated by this Amendment.  The Administrative Agent is hereby authorized to take such steps under the Credit Agreement as reasonably required to give effect to the departure of the Departing Lender, including, without limitation reallocating outstanding obligations among the Lenders signatory hereto as of the Amendment No. 7 Effective Date ratably based on their Commitments.

SECTION 6.                            Costs and Expenses.  The Borrower agrees to pay all reasonable costs, fees and out-of-pocket expenses (including reasonable attorneys’ fees, costs and expenses charged to the Administrative Agent) incurred by the Administrative Agent in connection with the preparation, arrangement and execution of this Amendment.

SECTION 7.                            Governing Law.  This Amendment shall be governed by and construed in accordance with the internal laws of the State of Illinois without regard to conflicts of law provisions of the State of Illinois.

SECTION 8.                            Headings.  Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

SECTION 9.                            Counterparts.  This Amendment may be executed by one or more of the parties to the Amendment on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.  A facsimile copy of a signature hereto shall have the same effect as the original thereof.

The remainder of this page is intentionally blank.

IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

AAR CORP.,
as Borrower

By:	/s/Jason Secore
Name: Jason Secore
Title: Vice President & Treasurer

Signature Page to Amendment No. 7 to

AAR Corp. Credit Agreement

BANK OF AMERICA, N.A.,
as Administrative Agent

By:	/s/Christine Trotter
Name: Christine Trotter
Title: Assistant Vice President

Signature Page to Amendment No. 7 to

AAR Corp. Credit Agreement

BANK OF AMERICA, N.A.,
as a Lender and an L/C Issuer

By:	/s/Michael Bergner
Name: Michael Bergner
Title: Vice President

Signature Page to Amendment No. 7 to

AAR Corp. Credit Agreement

WELLS FARGO BANK, N.A.,
as Syndication Agent, an L/C Issuer and a Lender

By:	/s/Brett T. Rausch
Name: Brett T. Rausch
Title: Vice President

Signature Page to Amendment No. 7 to

AAR Corp. Credit Agreement

CITIBANK, N.A.,
as Co-Documentation Agent, a Lender and an L/C Issuer

By:	/s/Susan Olsen
Name: Susan Olsen
Title: Vice President

Signature Page to Amendment No. 7 to

AAR Corp. Credit Agreement

SUNTRUST BANK, as Co-Documentation Agent and a Lender

By:	/s/Carlos Cruz
Name: Carlos Cruz
Title: Vice President

Signature Page to Amendment No. 7 to

AAR Corp. Credit Agreement

CITIZENS BANK, NATIONAL ASSOCIATION, as Departing Lender

By:	/s/Stephen A. Maenhout
Name: Stephen A. Maenhout
Title: Senior Vice President

Signature Page to Amendment No. 7 to

AAR Corp. Credit Agreement

U.S. BANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/Kathleen D. Schurr
Name: Kathleen D. Schurr
Title: Vice President

Signature Page to Amendment No. 7 to

AAR Corp. Credit Agreement

PNC BANK, NATIONAL ASSOCIATION,
as a Lender

By:	/s/Patrick Flaherty
Name: Patrick Flaherty
Title: Managing Director

Signature Page to Amendment No. 7 to

AAR Corp. Credit Agreement

THE PRIVATEBANK AND TRUST COMPANY,
as a Lender

By:	/s/Christopher C. O’Hara
Name: Christopher C. O’Hara
Title: Managing Director

Signature Page to Amendment No. 7 to

AAR Corp. Credit Agreement

ASSOCIATED BANK, NATIONAL ASSOCIATION,
as a Lender

By:	/s/Lisa Hufford
Name: Lisa Hufford
Title: Vice President

Signature Page to Amendment No. 7 to

AAR Corp. Credit Agreement

Schedule 2.01 — Commitments

Lender	Revolving Commitment Amount

Bank of America, N.A.	$120,000,000.00
Wells Fargo Bank, N.A.	$120,000,000.00
Citibank, N.A.	$75,000,000.00
SunTrust Bank	$75,000,000.00
U.S. Bank National Association	$40,000,000.00
The PrivateBank and Trust Company	$30,000,000.00
PNC Bank, National Association	$20,000,000.00
Associated Bank, N.A.	$20,000,000.00
TOTALS	$500,000,000.00